Commitments	12 Months Ended
Jan. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments
Note 11. Commitments
The Company and certain of its subsidiaries have long-term leases for stores and equipment. Rentals (including amounts applicable to taxes, insurance, maintenance, other operating expenses and contingent rentals) under operating leases and other short-term rental arrangements were $2.6 billion, $2.4 billion and $2.0 billion in fiscal 2013, 2012 and 2011, respectively.
Aggregate minimum annual rentals at January 31, 2013, under non-cancelable leases are as follows:

(Amounts in millions)
Fiscal Year	Operating Leases	Capital Leases
2014	$1,722	$620
2015	1,598	584
2016	1,480	535
2017	1,384	490
2018	1,246	449
Thereafter	9,373	3,590
Total minimum rentals	$16,803	$6,268
Less estimated executory costs		55
Net minimum lease payments		6,213
Less imputed interest		2,863
Present value of minimum lease payments		$3,350

Certain of the Company's leases provide for the payment of contingent rentals based on a percentage of sales. Such contingent rentals were immaterial for fiscal 2013, 2012 and 2011. Substantially all of the Company's store leases have renewal options, some of which may trigger an escalation in rentals.
The Company has future lease commitments for land and buildings for approximately 366 future locations. These lease commitments have lease terms ranging from 4 to 50 years and provide for certain minimum rentals. If executed, payments under operating leases would increase by $82 million for fiscal 2014, based on current cost estimates.
In connection with certain long-term debt issuances, the Company could be liable for early termination payments if certain unlikely events were to occur. At January 31, 2013, the aggregate termination payment would have been $104 million. The arrangements pursuant to which these payments could be made expire in fiscal 2019.